                                                               Exhibit (h)(3)(i)

(ING FUNDS LOGO)

December 28, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31,2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two newly established series of ING Equity Trust, and ING International Value Choice Fund, a newly established series of ING Mutual Funds (the "Funds"), to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective February 1, 2005.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                        Sincerely,


                                        /s/ Michael J. Roland
                                        ----------------------------------------
                                        Michael J. Roland
                                        Executive Vice President and
                                        Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ EDWARD G. McGANN
    ---------------------------------
Name: EDWARD G. McGANN
Title: MANAGING DIRECTOR
       Duly Authorized

337 E. Doubletree Ranch Rd.     Tel: 480-477-3000           ING Investments, LLC
Scottsdale, AZ 85258-2034       Fax: 480-477-2700
                                www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                           EFFECTIVE DATE
----                                                          ----------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                       May 17, 2004
   ING Corporate Leaders Trust - Series B                       May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                         June 9, 2003
   ING Disciplined LargeCap Fund                                June 9, 2003
   ING Equity and Bond Fund                                     June 9, 2003
   ING Financial Services Fund                                  June 9, 2003
   ING LargeCap Growth Fund                                     June 9, 2003
   ING LargeCap Value Fund                                    February 1, 2004
   ING MidCap Opportunities Fund                                June 9, 2003
   ING MidCap Value Choice Fund                               February 1, 2005
   ING MidCap Value Fund                                        June 9, 2003
   ING Principal Protection Fund                                June 2, 2003
   ING Principal Protection Fund II                             June 2, 2003
   ING Principal Protection Fund III                            June 2, 2003
   ING Principal Protection Fund IV                             June 2, 2003
   ING Principal Protection Fund V                              June 2, 2003
   ING Principal Protection Fund VI                             June 2, 2003
   ING Principal Protection Fund VII                             May 1, 2003
   ING Principal Protection Fund VIII                          October 1, 2003
   ING Principal Protection Fund IX                           February 2, 2004
   ING Principal Protection Fund X                               May 3, 2004
   ING Principal Protection Fund XI                            August 16, 2004
   ING Principal Protection Fund XII                          November 15, 2004
   ING Principal Protection Fund XIII                         February 14, 2005
   ING Principal Protection Fund XIV                           April 25, 2005
   ING Real Estate Fund                                         June 9, 2003
   ING SmallCap Opportunities Fund                              June 9, 2003
   ING SmallCap Value Choice Fund                             February 1, 2005
   ING SmallCap Value Fund                                      June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                April 7, 2003
   ING GNMA Income Fund                                         April 7, 2003
   ING High Yield Bond Fund                                     April 7, 2003
   ING Intermediate Bond Fund                                   April 7, 2003
   ING Lexington Money Market Trust                             April 7, 2003
   ING Money Market Fund                                        April 7, 2003
   ING National Tax-Exempt Bond Fund                            April 7, 2003

ING GET FUND
   ING GET Fund-Series G                                        July 14, 2003
   ING GET Fund-Series H                                        July 14, 2003
   ING GET Fund-Series I                                        July 14, 2003
   ING GET Fund-Series J                                        July 14, 2003
   ING GET Fund-Series K                                        July 14, 2003
   ING GET Fund-Series L                                        July 14, 2003
   ING GET Fund-Series M                                        July 14, 2003
   ING GET Fund-Series N                                        July 14, 2003
   ING GET Fund-Series P                                        July 14, 2003
   ING GET Fund-Series Q                                        July 14, 2003
   ING GET Fund-Series R                                        July 14, 2003
   ING GET Fund-Series S                                        July 14, 2003
   ING GET Fund-Series T                                        July 14, 2003
   ING GET Fund-Series U                                        July 14, 2003
   ING GET Fund-Series V                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                            June 9, 2003

ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio                            January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                       January 6, 2003
   ING American Funds Growth Portfolio                        September 2, 2003
   ING American Funds Growth-Income Portfolio                 September 2, 2003
   ING American Funds International Portfolio                 September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio             January 13, 2003
   ING Capital Guardian Managed Global Portfolio              January 13, 2003
   ING Capital Guardian Small Cap Portfolio                   January 13, 2003
   ING Developing World Portfolio                             January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio              January 6, 2003
   ING Evergreen Health Sciences Portfolio                       May 3, 2004
   ING Evergreen Omega Portfolio                                 May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                   January 6, 2003
   ING Goldman Sachs Tollkeeper(SM) Portfolio                  January 6, 2003
   ING Hard Assets Portfolio                                  January 13, 2003
   ING International Portfolio                                January 13, 2003
   ING Janus Special Equity Portfolio                         January 13, 2003
   ING Jennison Equity Opportunities Portfolio                 January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                    January 13, 2003
   ING Julius Baer Foreign Portfolio                          January 13, 2003
   ING Legg Mason Value Portfolio                             January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                     May 1, 2004
   ING LifeStyle Growth Portfolio                                May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                       May 1, 2004
   ING LifeStyle Moderate Portfolio                              May 1, 2004

ING  INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                          January 6, 2003
   ING Liquid Assets Portfolio                                  January 6, 2003
   ING Marsico Growth Portfolio                                January 13, 2003
   ING Mercury Focus Value Portfolio                            January 6, 2003
   ING Mercury Large Cap Growth Portfolio                       January 6, 2003
   ING MFS Mid Cap Growth Portfolio                            January 13, 2003
   ING MFS Total Return Portfolio                              January 13, 2003
   ING Oppenheimer Main Street Portfolio(R)                    January 13, 2003
   ING PIMCO Core Bond Portfolio                               January 13, 2003
   ING PIMCO High Yield Portfolio                              November 5, 2003
   ING Salomon Brothers All Cap Portfolio                       January 6, 2003
   ING Salomon Brothers Investors Portfolio                     January 6, 2003
   ING Stock Index Portfolio                                   November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio            January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                   January 13, 2003
   ING UBS U.S. Balanced Portfolio                              January 6, 2003
   ING Van Kampen Equity Growth Portfolio                      January 13, 2003
   ING Van Kampen Global Franchise Portfolio                   January 13, 2003
   ING Van Kampen Growth and Income Portfolio                  January 13, 2003
   ING Van Kampen Real Estate Portfolio                        January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                                November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                 November 3, 2003
   ING Foreign Fund                                             July 1, 2003
   ING Global Equity Dividend Fund                            September 2, 2003
   ING Global Real Estate Fund                                November 3, 2003
   ING International Fund                                     November 3, 2003
   ING International SmallCap Growth Fund                     November 3, 2003
   ING International Value Choice Fund                        February 1, 2005
   ING Precious Metals Fund                                   November 3, 2003
   ING Russia Fund                                            November 3, 2003
   ING Worldwide Growth Fund                                  November 3, 2003

ING PARTNERS, INC.
   ING Aeltus Enhanced Index Portfolio                         January 10, 2005
   ING American Century Select Portfolio                       January 10, 2005
   ING American Century Small Cap Value Portfolio              January 10, 2005
   ING Baron Small Cap Growth Portfolio                        January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                November 15, 2004
   ING Fidelity(R) VIP Equity Income Portfolio                November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                       November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                      November 15, 2004

ING PARTNERS, INC. (CONT.)
   ING Goldman Sachs(R) Capital Growth Portfolio               January 10, 2005
   ING Goldman Sachs(R) Core Equity Portfolio                  January 10, 2005
   ING JPMorgan Fleming International Portfolio                January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                        January 10, 2005
   ING MFS Capital Opportunities Portfolio                     January 10, 2005
   ING OpCap Balanced Value Portfolio                          January 10, 2005
   ING Oppenheimer Global Portfolio                            January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                  January 10, 2005
   ING PIMCO Total Return Portfolio                            January 10, 2005
   ING Salomon Brothers Aggressive Growth Portfolio            January 10, 2005
   ING Salomon Brothers Fundamental Value Portfolio            January 10, 2005
   ING Salomon Brothers Investors Value Portfolio              January 10, 2005
   ING Salomon Brothers Large Cap Growth Portfolio             January 10, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio      January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                   January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                     January 10, 2005
   ING Van Kampen Comstock Portfolio                           January 10, 2005
   ING Van Kampen Equity and Income Portfolio                  January 10, 2005

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                      June 2, 2003
   ING Aeltus Money Market Fund                                 June 2, 2003
   ING Balanced Fund                                            June 2, 2003
   ING Classic Principal Protection Fund II                     June 2, 2003
   ING Classic Principal Protection Fund III                    June 2, 2003
   ING Classic Principal Protection Fund IV                     June 2, 2003
   ING Equity Income Fund                                       June 9, 2003
   ING Global Science and Technology Fund                       June 2, 2003
   ING Government Fund                                          June 2, 2003
   ING Growth Fund                                              June 9, 2003
   ING Index Plus LargeCap Fund                                 June 9, 2003
   ING Index Plus MidCap Fund                                   June 9, 2003
   ING Index Plus Protection Fund                               June 2, 2003
   ING Index Plus SmallCap Fund                                 June 9, 2003
   ING International Growth Fund                              November 3, 2003
   ING Small Company Fund                                       June 9, 2003
   ING Strategic Allocation Balanced Fund                       June 2, 2003
   ING Strategic Allocation Growth Fund                         June 2, 2003
   ING Strategic Allocation Income Fund                         June 2, 2003
   ING Value Opportunity Fund                                   June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                  July 7, 2003
   ING VP Strategic Allocation Income Portfolio                  July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                            July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                        June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                     September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                      December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                       March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                        June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                     September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                      December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                        March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                        June 8, 2005
   ING GET U.S. Opportunity Portfolio - Series 1                      TBD
   ING GET U.S. Opportunity Portfolio - Series 2                      TBD
   ING VP Worldwide Growth Portfolio                           November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio               July 7, 2003
   ING VP Growth Portfolio                                      July 7, 2003
   ING VP Index Plus LargeCap Portfolio                         July 7, 2003
   ING VP Index Plus MidCap Portfolio                           July 7, 2003
   ING VP Index Plus SmallCap Portfolio                         July 7, 2003
   ING VP International Equity Portfolio                      November 3, 2003
   ING VP Small Company Portfolio                               July 7, 2003
   ING VP Value Opportunity Portfolio                           July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                October 6, 2003
   ING VP Disciplined LargeCap Portfolio                       October 6, 2003
   ING VP Financial Services Portfolio                           May 1, 2004
   ING VP High Yield Bond Portfolio                            October 6, 2003
   ING VP International Value Portfolio                       November 3, 2003
   ING VP LargeCap Growth Portfolio                            October 6, 2003
   ING VP MagnaCap Portfolio                                   October 6, 2003
   ING VP MidCap Opportunities Portfolio                       October 6, 2003
   ING VP Real Estate Portfolio                                  May 1, 2004
   ING VP SmallCap Opportunities Portfolio                     October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                             November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                               July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                               October 6, 2003
   The Bond Portfolio                                           October 6, 2003
   The Money Market Portfolio                                   October 6, 2003
   The Stock Portfolio                                          October 6, 2003